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                                                                   EXHIBIT 10.45


                          STOCK SUBSCRIPTION AGREEMENT


       THIS STOCK SUBSCRIPTION AGREEMENT ("Agreement") is made and entered into as of this 20th day of November, 1996, by and among Ribozyme Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and United States Biochemical Corporation, an Ohio corporation (the "Purchaser").

                                    RECITALS

       A. The Company is a publicly-held company engaged in the business of developing and commercializing its ribozyme technology.

       B. The Company and the Purchaser have entered into that certain Sublicense Agreement and that certain Assignment of License and Restated License Agreement, both of even date herewith, granting certain rights to the Company with respect to certain Licensed Patents identified therein (the "Licenses").

       C. As consideration for such Licenses, the Purchaser desires to acquire and the Company has agreed to issue to the Purchaser an additional equity investment in the Company on the terms and conditions set forth in this Agreement.

       IN CONSIDERATION OF the mutual promises, representations, warranties and covenants contained herein, the parties hereto agree as follows:




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                    ARTICLE  I.  PURCHASE AND SALE OF SHARES

       Subject to the terms and conditions set forth in this Agreement, the Purchaser hereby purchases and the Company hereby sells 22,500 shares ("Shares") of the Company's Common Stock ($.01 par value) ("Common Stock"), in consideration for the rights granted to the Company under the Licenses, the receipt and sufficiency of which is hereby acknowledged by the Company. The certificate or certificates representing such Shares will be issued by the Company in the name of Amersham Holdings, Inc., as nominee for the Purchaser.

                        ARTICLE II.  REGISTRATION RIGHTS

       2.1 At any time on or after April 11, 1997 Purchaser may make written request to the Company to register the Shares under the Securities Act of 1933 (the "Act") and any applicable state securities laws (or to qualify or exempt the Shares thereunder). As soon as reasonably practicable following the receipt of such request, the Company will use its commercially reasonable best efforts to (i) file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (or any alternative or successor form adopted by the Commission that is appropriate therefor) registering the Shares under the Act and Rule 415 (or any successor Rule adopted by the Commission) thereunder, (ii) cause such Registration Statement to be declared effective as soon thereafter as is practicable and (iii) cause such Registration Statement to remain effective for a period of not less than 120 days thereafter. Each such request shall be made by delivery of written notice to the Company by Purchaser, which notice shall (i) request the preparation of the Registration Statement pursuant to the terms of this Section 2.1, (ii) include the number of shares of Common Stock to be offered by Purchaser pursuant to such Registration Statement, and (iii) be sent by the Company to any other Shareholders as provided in Section 2.2 below.

       2.2 Within 30 calendar days after receipt of notice of any registration requested hereunder, the Company shall have the right to send a copy of such notice to any other shareholder that the Company, in its sole discretion, deems appropriate (collectively,





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"Shareholders"), which notice shall be accompanied by an offer by the Company to include all or part of the Common Stock held by such Shareholder in such registration.

       2.3 In the event that the Company is or becomes obligated to file a Registration Statement for any other reason other than this Article II on or after April 11, 1997, the Company shall give Purchaser notice of such pending registration accompanied by an offer by the Company to include the Shares in such Registration Statement.

       2.4 Notwithstanding anything contained herein to the contrary, the Company will not be obligated to effect, or take any further action to effect, any registration pursuant to this Article II after the Company has effected two
(2) registrations on Form S-3 (or any alternative or successor form adopted by the Commission that is appropriate for the registration for the Shares) on or after April 11, 1997, which Registration Statements have been declared or ordered effective. Purchaser shall not initiate any request for registration pursuant to Section 2.1 during such time as the Company is using its commercially reasonable best efforts to cause any Registration Statement referenced in Section 2.3 to be declared or ordered effective.

                 ARTICLE  III.  REPRESENTATIONS OF THE COMPANY

              The following are representations and warranties made by the Company as of the date hereof.

       3.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated herein. The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of the State of Colorado and under the laws of any other state in which qualification by the Company to do business is required. The Company has furnished to the Purchaser true and complete copies of its Amended and Restated Certificate of





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Incorporation (the "Certificate of Incorporation") and By-Laws, each as amended to date and as currently in effect.

       3.2 CAPITALIZATION. The authorized capital stock of the Company consists of: (i) 20,000,000 shares of Common Stock, of which 6,856,054 are issued and outstanding, 348,057 are issuable upon exercise of certain stock options granted under the Stock Option Plans of the Company, and 487,458 are reserved for issuance upon exercise of warrants issued by the Company; and (ii) 5,000,000 shares of Preferred Stock, $.01 par value per share, none of which are issued or outstanding. The issued and outstanding shares of Common Stock are duly and validly issued, fully-paid and non-assessable. Except as set forth above, (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding, and (ii) there is not any commitment of the Company to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company.

       3.3 ISSUANCE OF SHARES. The issuance, sale and delivery of the Shares in accordance with this Agreement has been duly authorized by all necessary corporate action on the part of the Company, and the Shares when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement will be duly and validly issued, fully paid and nonassessable.

       3.4 AUTHORITY FOR AGREEMENT. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action, including actions of the Board of Directors of the Company, and this Agreement has been duly executed and delivered by the Company. This Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies. The execution of, and the Company's performance of the transactions contemplated by, this Agreement and compliance with its provisions by the Company will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions





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of, or constitute a default under, its Certificate of Incorporation or By-Laws or any indenture, lease, agreement or other instrument to which the Company is a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Company and will not constitute an event which with the lapse of time or notice by a third party could result in any default under any of the foregoing or result in the creation of any lien, charge or encumbrance upon the assets or properties of the Company or upon its stock.

       3.5 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the execution and delivery of this Agreement or the offer, issue, sale and delivery of the Shares.

       3.6 DISCLOSURES. As of the date of this Agreement, neither this Agreement nor any exhibit hereto, nor any report, other written statement or certificate delivered or to be furnished to Purchaser in connection with the transactions contemplated by this Agreement, when read together, contains or will contain any material misstatement of fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

                 ARTICLE IV.  REPRESENTATIONS OF THE PURCHASER

       Purchaser represents and warrants to the Company as follows:

       Section 4.1 INVESTMENT. Purchaser is acquiring the Shares, for its own account, for investment and not with a view to, or for sale in connection with, any public distribution thereof and, except as contemplated by this Agreement, Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

       Section 4.2 AUTHORITY. Purchaser has full power and authority to enter into and to perform this Agreement in accordance with its terms. Purchaser has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company.

       Section 4.3 EXPERIENCE. Purchaser has made detailed inquiry concerning the Company, its business and its personnel; Purchaser has received any and all written information which it has requested and all questions and inquiries have been answered to Purchaser's





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satisfaction; and Purchaser has sufficient business and financial experience to be able to evaluate the merits and risks of an investment in the Company.

       Section 4.4 ACCREDITED INVESTOR. Purchaser is an "accredited investor" within the definition set forth in Rule 501(a) under the Securities Act.

       Section 4.5 BINDING EFFECT. This Agreement has been duly executed and delivered by Purchaser, constitutes a valid and binding obligation of Purchaser, and is enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies.

       Section 4.6 RESTRICTED SECURITIES. Purchaser acknowledges that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; and (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available. The certificates representing the shares may contain a legend noting these restrictions.

       Section 4.7 PURCHASER AGREEMENTS. There are no agreements, written or oral, to which Purchaser is a party relating to the acquisition, disposition or voting of the capital stock of the Company. In the event any such agreement is entered into by the Purchaser, Purchaser shall be obligated to deliver a copy thereof to the Company or notify the Company of any such oral agreement.

                           ARTICLE V.  MISCELLANEOUS

       Section 5.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All agreements, representations, warranties and covenants contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby.

       Section 5.2 EXPENSES. Each party shall pay its own expenses in connection with the investment contemplated herein.





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       Section 5.3   NOTICES.  All notices, requests, consents, and other
communications when deemed given under this Agreement shall be in writing and shall be delivered by hand, which shall include delivery by express courier service, or mailed by first class certified or registered mail, return receipt requested, postage prepaid and notice shall be deemed given when actually received by the intended recipient:

       If to the Company:

              Ribozyme Pharmaceuticals, Inc.
              2950 Wilderness Place
              Boulder, CO  80301

              Attention:  President

       With a copy to:

              Herbert H. Davis III
              Rothgerber, Appel, Powers & Johnson LLP
              1200 17th Street, Suite 3000
              Denver, CO  80202-5839

       If to Purchaser:

              United States Biochemical Corporation
              26111 Miles Road
              Cleveland, OH 44128

              Attention: President

or at such other address or addresses as may have been furnished in writing pursuant to the provision of this Section 4.3.

       Section 5.4 BROKERS. The Company and Purchaser (i) represent and warrant to the other that it has retained no finder or broker in connection with the transactions contemplated by this Agreement, and (ii) will indemnify and save the other party harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fees or commissions or consulting fees in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.





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       Section 5.5   ENTIRE AGREEMENT.  This Agreement together with the other
agreements referred to herein embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

       Section 5.6 AMENDMENTS AND WAIVERS. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company as to any provision that is for the benefit of the Company and by the Purchaser.

       Section 5.7 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       Section 5.8 HEADINGS. The headings of the sections, Articles, and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

       Section 5.9 SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision.

       Section 5.10 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

       Section 5.11 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors, assigns, heirs, executors and administrators of the parties hereto.





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       IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.



RIBOZYME PHARMACEUTICALS, INC.           UNITED STATES BIOCHEMICAL CORPORATION


By:    /s/ Ralph E. Christoffersen       By:     /s/ Tom Mann

Title: President/CEO                     Title:  President

Date:  November 20, 1996                 Date:   November 20, 1996





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